INCOME ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated July 12, 2017

to the

Prospectus dated May 1, 2017

The fee table contained in the May 1, 2017 prospectus contained a typographical error that incorrectly reflected a higher Maximum charge for riders issued prior to May 1, 2017. The following hereby replaces the Separate Account Annual Expenses table in the FEE TABLE AND EXPENSE EXAMPLES section, as of May 1, 2017:

Annual Service Charge(4)	$0-$35 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value)(5):
Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.30%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.45%
Optional Separate Account Expenses: (You may only elect one of the guaranteed minimum death benefits listed below)
Return of Premium Death Benefit	0.15%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	0.60%

Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders(6):
Retirement Income Max® (annual charge—% of withdrawal base)* (for riders issued on or after May 1, 2017)	2.50%

*	The Current rider fee will be less than or equal to the stated Maximum. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. Your current rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchase the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are available on the Edgar systems at www.sec.gov (File 333-187914).

	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders(6):
Retirement Income Max® (annual charge—% of withdrawal base) (for riders issued prior to May 1, 2017)
Base Benefit	2.00%	1.25%

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Income EliteSM Variable Annuity dated May 1, 2017